Exhibit 99.1

LETTER OF TRANSMITTAL

FOR

BIOGEN INC.

OFFER TO EXCHANGE

ANY AND ALL OUTSTANDING 3.250% SENIOR NOTES DUE 2051

ISSUED ON FEBRUARY 16, 2021

FOR

A LIKE PRINCIPAL AMOUNT OF CORRESPONDING 3.250% SENIOR NOTES DUE 2051,

WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

THE EXCHANGE OFFER EXPIRES AT 5:00 P.M., NEW YORK CITY TIME, ON            , 2022 UNLESS EXTENDED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, IS REFERRED TO HEREIN AS THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME BEFORE THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Global Bondholder Services Corporation

By Regular, Registered or Certified Mail,

By Overnight Courier or By Hand:

By Facsimile (For Eligible Institutions only): (212) 430-3775 Attention: Corporate Actions	65 Broadway – Suite 404 New York, New York 10006 Attention: Corporate Actions	Banks and Brokers Call: (212) 430-3774 (collect) All Others Call Toll-Free: (866) 470-3900 E-mail: contact@gbsc-usa.com

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE ACCOMPANYING IRS FORM W-9 INCLUDED HEREIN OR PROVIDE AN APPROPRIATE IRS FORM W-8, AS APPLICABLE. SEE INSTRUCTION 7.

DESCRIPTION OF OLD NOTES (See Instruction 2.) List below the Old Notes (as defined below) to which this Letter of Transmittal relates.

Name(s) and Address(es) of Registered Owner(s) (Please Fill in, if blank, Exactly as Name(s) Appear(s) on the Old Note(s))	Principal Amount of Old Notes Tendered

Total Principal Amount

The undersigned acknowledges that he, she or it has received the prospectus, dated             , 2022 (as the same may be amended, supplemented or modified from time to time, the “Prospectus”), of Biogen Inc., a Delaware corporation (the “Issuer”) and this Letter of Transmittal, or a facsimile thereof (the “Letter of Transmittal”), which together constitute the Issuer’s offer (the “Exchange Offer”) to exchange up to $700,731,000 aggregate principal amount of its 3.250% Senior Notes due 2051 (the “Old Notes”) for a like principal amount of its 3.250% Senior Notes due 2051 (the “New Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), from the registered holders thereof (each, a “Holder” and, collectively, the “Holders”), upon the terms and subject to the conditions of the Exchange Offer, as set forth in the Prospectus and this Letter of Transmittal.

In the event of any conflict between the Prospectus and the Letter of Transmittal, the Prospectus shall govern. Terms used but not defined herein have the same meanings given to them in the Prospectus.

The terms of the New Notes are substantially identical to the terms of the Old Notes, except that the offer and exchange of the New Notes will be registered under the Securities Act, and the New Notes generally have no transfer restrictions, rights to additional interest or registration rights.

For each Old Note accepted for exchange, the Holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. Interest on the New Notes will accrue from the last date on which interest was paid on the Old Notes. Accordingly, registered holders of New Notes on the record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid on the Old Notes. Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

This Letter of Transmittal must be completed and submitted by a tendering Holder if (i) Old Notes are tendered to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) in accordance with the book-entry procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfer” and (ii) an Agent’s Message (as defined below) is not delivered. See Instruction 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

BOOK-ENTRY TRANSFER

☐

CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution(s)

Account Number(s)

Transaction Code Number(s)

By crediting the Old Notes to the Exchange Agent’s account at the facilities of DTC and by complying with applicable DTC procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent’s Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, the Letter of Transmittal, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING

INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Old Notes described above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent, attorney-in-fact and proxy with respect to the Old Notes tendered hereby, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), among other things, to cause the Old Notes to be assigned, transferred and exchanged.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes and (b) when the Old Notes are accepted for exchange, the Issuer will acquire good and unencumbered title to such Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, and such Old Notes will not have been transferred to the Issuer in violation of any contractual or other restriction on the transfer thereof.

The undersigned, either as or on behalf of the beneficial holder of the Old Notes tendered hereby, acknowledges that the Exchange Offer is being made in reliance on existing interpretations of the staff of the U.S. Securities and Exchange Commission (the “SEC”) contained in several no-action letters to third parties to the effect that new securities issued pursuant to a registered exchange offer (of the type contemplated by the Exchange Offer) in exchange for substantially identical outstanding securities would in general be freely transferable without further registration under the Securities Act by a holder thereof (other than a broker-dealer or an “affiliate” (within the meaning of Rule 405 of the Securities Act) of the Issuer), if such holder (a) is acquiring the new securities in the ordinary course of its business and (b) is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of the new securities to be received in the registered exchange offer and has no arrangement or understanding with any person to participate in a distribution of the new securities. However, the Issuer has not sought, and does not intend to seek, a no-action letter from the SEC with respect to the effects of the Exchange Offer, and there can be no assurance that the SEC staff would make a similar determination with respect to the New Notes as it has made in previous no-action letters.

The undersigned, either as or on behalf of the beneficial holder of the Old Notes tendered hereby, represents, acknowledges and agrees that: (a) if such holder is not a broker-dealer or an “affiliate” of the Issuer, it is (i) acquiring New Notes in the ordinary course of its business and (ii) not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of the New Notes to be received in the Exchange Offer and has no arrangement or understanding with any person to participate in a distribution of the New Notes; (b) if such holder is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, the Old Notes to be exchanged for the New Notes (other than Old Notes acquired directly from the Issuer for its own account) were acquired by it as a result of market-making or other trading activities and that it will deliver (or, to the extent permitted by law, make available) a prospectus meeting the requirements of the Securities Act to purchasers in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act; and (c) if such holder is (i) a broker-dealer that will receive New Notes in exchange for an unsold allotment from the original sale of the Old Notes, (ii) an affiliate of the Issuer or (iii) acquiring New Notes for the purpose of distributing them, it (A) cannot rely on the interpretations of the SEC staff expressed in the no-action letters described above and (B) must comply with the registration and prospectus delivery requirements of the Securities Act in order to resell such New Notes (or, in the case of an affiliate, any and all New Notes held by it) and be identified as an underwriter in the relevant prospectus. The undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations and warranties.

The SEC has taken the position that broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment from the original sale of the Old Notes) with the Prospectus. The Prospectus, as it may be amended or supplemented from time to time, may be used by certain broker-dealers (as specified in the Registration Rights Agreement with respect to the Old Notes referenced in the Prospectus)

(“Participating Broker-Dealers”) for a period of time starting on the Expiration Date and ending on the earlier of (i) 90 days from the date on which the registration statement is declared effective and (ii) the date on which no Participating Broker-Dealer is required to deliver a prospectus in connection with resales of New Notes issued in exchange for the Old Notes it acquired for its own account as a result of market-making or other trading activities. The Issuer has agreed that, for such period of time, it will promptly send additional copies of the Prospectus and any amendment or supplement thereof to any Participating Broker-Dealer that requests such documents in the Letter of Transmittal. By tendering in the Exchange Offer, each broker-dealer that receives New Notes pursuant to the Exchange Offer acknowledges and agrees to notify the Issuer before using the Prospectus in connection with the sale or transfer of New Notes and agrees that, upon receipt of notice from the Issuer of the happening of any event during the period a Registration Statement is effective that makes any statement made in such Registration Statement or the Prospectus or any free writing prospectus with respect thereto untrue in any material respect or that requires the making of any changes in such Registration Statement or Prospectus or any such free writing prospectus in order to make the statements therein not misleading, such broker-dealer will suspend use of the Prospectus until (i) the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and such broker-dealer has obtained a copy of such amended or supplemented Prospectus or (ii) such broker-dealer is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Except as described above, the Prospectus may not be used for or in connection with an offer to resell, a resale or any other retransfer of New Notes. No broker-dealer participating in a distribution (within the meaning of the Securities Act) of the New Notes may use the Prospectus.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Tenders of Old Notes may be withdrawn at any time before the Expiration Date, but tenders that are not withdrawn are irrevocable. See information described in the Prospectus under “The Exchange Offer—Withdrawal Rights.”

The undersigned understands that a tender of Old Notes pursuant to any of the procedures described in the “The Exchange Offer—Procedures for Tendering Old Notes” section of the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, including the undersigned’s representation that the undersigned owns the Old Notes being tendered. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the New Notes will be credited to the account indicated above maintained at DTC.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

Check all applicable boxes (unchecked boxes shall be deemed a representation that the applicable status does not apply):

☐	Affiliate of the Issuer
☐	Broker-Dealer
☐	Broker-Dealer Exchanging Unsold Allotment
☐	Broker-Dealer Requesting Copies of Prospectus

SIGNATURE(S) OF OWNER)

(Signature(s))

If a Holder is tendering an Old Note, this Letter of Transmittal must be signed by the registered Holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Old Note or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
(Please Print or Type)

Capacity (full title):

Address:

Zip Code

Area Code and Telephone Number:

Tax Identification or Social Security Number:

Dated:

GUARANTEE OF SIGNATURE(S)

(IF REQUIRED BY INSTRUCTION 3)

SIGNATURE(S) GUARANTEED BY AN ELIGIBLE INSTITUTION
(Authorized Signatures)

Name:
(Please Print or Type)

Capacity (full title):

Name of Firm:

Address:

Zip Code

Area Code and Telephone Number:

Dated:

(PLEASE COMPLETE ACCOMPANYING IRS FORM W-9 INCLUDED HEREIN OR PROVIDE AN APPROPRIATE

IRS FORM W-8, AS APPLICABLE. SEE INSTRUCTION 7.)

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3, 4 and 5)

To be completed ONLY if New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if any Old Notes which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue:	New Notes and/or Old Notes to:

Name(s):
(PLEASE TYPE OR PRINT)

(PLEASE TYPE OR PRINT)

Address:

(Zip Code)

(Tax Identification or Social Security No.)
(See IRS Form W-9 Included Herein)

☐	Credit New Notes or unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC ACCOUNT NUMER(S) IF APPLICABLE)

IMPORTANT:	THIS LETTER OF TRANSMITTAL, OR A FACSIMILE COPY HEREOF, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHAGE AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE ANY AND ALL OUTSTANDING 3.250% SENIOR NOTES DUE 2051, ISSUED ON FEBRUARY 16, 2021

FOR

A LIKE PRINCIPAL AMOUNT OF CORRESPONDING 3.250% SENIOR NOTES DUE 2051, WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

1. Delivery of this Letter of Transmittal and Notes. This Letter of Transmittal must be completed by a tendering Holder only if (i) Old Notes are tendered to the account maintained by the Exchange Agent at DTC in accordance with the book-entry procedures set forth in the Prospectus under “The Exchange Offer—Book-Entry Transfer” and (ii) an Agent’s Message is not delivered. A Book-Entry Confirmation for such Old Notes, as well as a properly completed and duly executed Letter of Transmittal, or a facsimile copy thereof, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or before the Expiration Date. Old Notes tendered hereby must be in minimum denominations of $2,000 in principal amount and integral multiples of $1,000 in excess thereof. Tenders by book-entry transfer may also be made by delivering an Agent’s Message in lieu of this Letter of Transmittal. “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment that such participant has received and agrees to be bound by the Letter of Transmittal, and that we may enforce the Letter of Transmittal against such participant. “Book-Entry Confirmation” means a timely confirmation of book-entry transfer of Old Notes into the Exchange Agent’s account at DTC using the procedure for book-entry transfer described in the Prospectus under “The Exchange Offer—Book-Entry Transfer.”

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF OLD NOTES ARE SENT BY MAIL, IT IS RECOMMENDED THAT THE MAILING BE BY REGISTERED OR CERTIFIED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. THE ISSUER WILL NOT ACCEPT ANY ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS. EACH TENDERING HOLDER, BY EXECUTION OF A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT’S MESSAGE IN LIEU THEREOF), WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF SUCH TENDER.

2. Inadequate Space. If the space provided in the box captioned “Description of Old Notes” above is inadequate, the principal amount of Notes and any other required information should be listed on a separate signed schedule and such schedule should be attached to this Letter of Transmittal.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond exactly with the name(s) so registered without any change whatsoever. If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the Old Notes are registered in different name(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof or Agent’s Messages in lieu thereof) as there are different registrations.

Signatures on this Letter of Transmittal must be guaranteed, unless the Old Notes being surrendered for exchange are tendered (i) by a registered Holder of the Old Notes who has not completed the box entitled “Special Issuance Instructions” on the Letter of Transmittal, or (ii) for the account of an “eligible guarantor” institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or a commercial bank or trust company having an office or correspondent in the United States that is a member in good standing of a medallion program recognized by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program, the Stock Exchanges Medallion Program and the New York Stock Exchange Medallion Signature Program (each, an “Eligible Institution”). If signatures on this Letter of Transmittal are required to be guaranteed, the guarantees must be by an Eligible Institution.

If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Old Notes, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes and with the signatures guaranteed.

If this Letter of Transmittal or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, the person should so indicate when signing and, unless waived by us, proper evidence satisfactory to us of such person’s authority to so act must be submitted.

4. Special Issuance Instructions. Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued, if different from the name or address of the person(s) signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number(s) of the person(s) named must also be indicated. Holders tendering Old Notes may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate herein. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person(s) signing this Letter of Transmittal.

5. Transfer Taxes. Except as otherwise provided in this Instruction 5, the Issuer will pay any transfer taxes with respect to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes or substitute Old Notes not exchanged are to be delivered to or registered or issued in the name of, any person other than the registered Holder(s) of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person(s) signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder(s) or any other person) payable on account of the transfer to such person will be payable by the Holder(s) tendering hereby. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder(s).

6. Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

7. Taxpayer Identification Number; Backup Withholding; IRS Form W-9. U.S. federal income tax laws generally require that a tendering Holder that is a U.S. person (including a resident alien) provides the Exchange Agent with such Holder’s correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, Request for Taxpayer Identification Number and Certification, below (the “IRS Form W-9”), which in the case of a Holder who is an individual, is his or her social security number. If the tendering Holder is a non-resident alien or a foreign entity, other requirements (as described below) will apply. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, failure to provide the Exchange Agent with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the tendering Holder pursuant to the Exchange Offer at a current rate of 24%. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS.

Exempt Holders of the Notes (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. See the Instructions for the Requester of Form W-9 (the “W-9 Guidelines”) for additional instructions, which may be obtained via the IRS website at www.irs.gov.

To prevent backup withholding, each tendering Holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9 set forth below, certifying, under penalties of perjury, that such Holder is a U.S. person (including a resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt from backup withholding, (ii) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified such Holder that such Holder is no longer subject to backup withholding. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, write “Applied For” in the space reserved for the TIN, as shown on IRS Form W-9. Note: Writing “Applied For” on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Exchange Agent.

A tendering Holder that is a non-resident alien or a foreign entity must submit the appropriate completed IRS Form W-8 to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent at the address on the face of this Letter of Transmittal.

FAILURE TO COMPLETE THE APPROPRIATE FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

8. Withdrawal Rights. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time before 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal must be actually received by the Exchange Agent at the address set forth above before 5:00 P.M., New York City time, on the Expiration Date. Any notice of withdrawal must (i) specify the name(s) of the person(s) having tendered the Old Notes to be withdrawn, (ii) specify the principal amount of the Old Notes to be withdrawn, (iii) contain a statement that the tendering Holder(s) is (are) withdrawing the election to have such Old Notes exchanged for New Notes and (iv) specify the name and number of the account at DTC from which the Old Notes were tendered and the name and account number of the account at DTC to be credited with the withdrawn Old Notes, and otherwise comply with the procedures of DTC.

All questions as to the validity, form, eligibility and time of receipt of such notices of withdrawal will be determined by the Issuer, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be considered not to have been properly tendered for exchange for purposes of the Exchange Offer. New Notes will not be issued in exchange for such withdrawn Old Notes unless the Old Notes so withdrawn are properly re-tendered.

Any Old Notes that have been tendered for exchange, but which are not exchanged for any reason, will be credited to an account maintained with DTC for the Old Notes promptly after withdrawal, rejection of tender or termination of the Exchange Offer.

9. Requests For Assistance and Additional Copies. Questions and requests for assistance regarding this Letter of Transmittal, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal.

IMPORTANT:	THIS LETTER OF TRANSMITTAL, OR A FACSIMILE COPY HEREOF, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

FORM W-9

Form W-9 Request for Taxpayer Identification Number and Certification (Rev. October 2018) Department of the Treasury Internal Revenue Service •Go to www.irs.gov/FormW9 for instructions and the latest information. 1 Name (as shown on your income tax return). Name is required on this line, do not leave this line blank. 2 Business name/disregarded entity name, if different from above 3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes. C Corporation s Corporation Partnership Trust’estate Individual/sole proprietor or single-member LLC Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC i the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner. Other (see instructions) 5 Address (number, street, and apt, or suite no.) See instructions. Requester’s name and address (optional) 6 City, state, and ZIP code 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Social security number Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. | or Employer identification number Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter. Part II Certification Under penalties of perjury, I certify that 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined in the instructions); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Signature of Here U.S. person Date NOTE: FAILURE TO COMPLETE AND RETURN THIS IRS FORM W-9 MAY RESULT IN U.S. FEDERAL BACKUP WITHHOLDING OF 24% OF ANY PAYMENTS MADE TO YOU. Please visit the IRS website at http://www.irs.gov/instructions/iw9/index.html for instructions on completing this form. Print or type. See Specific Instructions on page 3. Give Form to the requester. Do not send to the IRS. 4 Exemptions (codes apply only to certain entises, not individuals; see instructions on page 3): Exempt payee code (if any)
Exemption from FATCA reporting code (if any) Appletamatained outside the USI Form W-9 Request for Taxpayer Identification Number and Certification (Rev. October 2018)
Department of the Treasury
Internal Revenue Service
•Go to www.irs.gov/FormW9 for instructions and the latest information.
1 Name (as shown on your income tax return). Name is required on this line, do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.
C Corporation
s Corporation
Partnership Trust’estate
Individual/sole proprietor or
single-member LLC
Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership)
Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC i the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.
Other (see instructions)
5 Address (number, street, and apt, or suite no.) See instructions.
Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)
Part I
Taxpayer Identification Number (TIN)
Social security number
Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a
TIN, later.
|
or
Employer identification number
Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and
Number To Give the Requester for guidelines on whose number to enter.
Part II
Certification
Under penalties of perjury, I certify that
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined in the instructions); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for
Part II, later.
Sign Signature of
Here U.S. person
Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS IRS FORM W-9 MAY RESULT IN U.S. FEDERAL BACKUP
WITHHOLDING OF 24% OF ANY PAYMENTS MADE TO YOU.
Please visit the IRS website at http://www.irs.gov/instructions/iw9/index.html for instructions on completing this form.
Print or type.
See Specific Instructions on page 3.
Give Form to the
requester. Do not send
to the IRS.
4 Exemptions (codes apply
only to certain entises, not
individuals; see instructions
on page 3):
Exempt payee code (if any)
Exemption from FATCA
reporting code (if any)
Appletamatained outside the USI

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